UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

       DATE OF REPORT (Date of earliest event reported): October 17, 2005

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                  Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On October 17, 2005, First Merchants Corporation issued a press release to report its financial results for the third quarter ended September
30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

           The information in this Current Report on Form 8-K, including Exhibit No. 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits.

           Exhibit 99.1 Press Release, dated October 17, 2005, issued by First Merchants Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 First Merchants Corporation
                                        (Registrant)

                                 By:  /s/  Mark K. Hardwick
                                    --------------------------------------------
                                           Mark K. Hardwick
                                           Senior Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and Chief
                                           Accounting Officer)


Dated:  October 17, 2005

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.
-----------
    99.1                Description
                        -----------
                        Press Release, dated October 17, 2005, issued by First Merchants Corporation.

                          First Merchants Corporation

                                 Exhibit No. 99.1

                      Press Release, dated October 17, 2005

N / E / W / S     R / E / L / E / A / S / E

October 17, 2005

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Senior Vice President/Chief Financial Officer, 765-751-1857 http://firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 7.3% INCREASE IN THIRD QUARTER EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) has reported third quarter diluted earnings per share of $.44, a 7.3 percent increase over $.41 recorded in the third quarter of 2004. Net income during the quarter totaled $8.2 million compared to $7.7 million in 2004.

Year-to-date diluted earnings per share totaled $1.22, a 3.4 percent increase over $1.18 recorded in 2004. Net income for the nine months ended September 30, 2005 totaled $22.7 million compared to $21.9 million in 2004.

Year-to-date net-interest income improved by $4.7 million, or 6.0 percent, as net-interest margin improved to 3.96 percent. Non-interest income also increased by $705,000, or 2.7 percent. Mitigating costs include increased provisions for loan losses of $1.9 million and increased operating expenses of $2.8 million, or
4.0 percent. However, as reported in the Corporation's 8-K filing of February 16, 2005, a $1.6 million charge related to the curtailment of the Corporation's defined benefit pension plan is included in the 4.0 percent increase.

As of September 30, 2005, non-performing loans totaled 75 basis points of average total loans and the allowance for loan losses as a percent of total loans equaled 1.03 percent.

Total assets equaled $3.2 billion at quarter-end, an increase of $57 million, or
1.8 percent from September 30, 2004. Loans, investments and bank-owned life insurance, the Corporation's three primary earning assets, totaled $2.9 billion, an increase of $66 million over the prior year.

Michael L. Cox, President and Chief Executive Officer, stated that, "Consecutive quarters of seven percent earnings per share increases are reflective of management's expectations of high single digit to low double digit earnings per share growth. With the cost of the first quarter curtailment expense added back to net income the Corporation would also be up 7.6 percent for the year."

CONFERENCE CALL

First  Merchants  Corporation  will  conduct  a  conference  call at  2:30  p.m.
(CT)/3:30 p.m. (ET) on Wednesday,  October 19, 2005. To  participate  dial (Toll
Free) 877-407-9210 and reference First Merchants Corporation's third quarter earnings release. A replay will be available until October 26, 2005. To access, US/Canada participants should dial (Toll Free) 877-660-6853 or for International participants, dial 201-612-7415. The replay will require the Account # 286 and Conference ID # 170946.

During the call we may make Forward Looking statements about our relative business outlook. These Forward Looking statements and all other statements made during the call that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific Forward Looking statements include but are not limited to any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, Madison Community Bank, First United Bank, United Communities National Bank, First National Bank, Decatur Bank & Trust Company, Frances Slocum Bank, Lafayette Bank & Trust Company, Commerce National Bank and Merchants Trust Company. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency, headquartered in Muncie, Indiana, and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http:/www.firstmerchants.com).

                                     * * * *

CONSOLIDATED BALANCE SHEETS

(in thousands)                                                               September 30,
                                                                         2005            2004
Assets
   Cash and due from banks                                          $    81,310     $    73,367
   Federal funds sold                                                                    22,700
                                                                    -----------     -----------
   Cash and cash equivalents                                             81,310          96,067
   Interest-bearing time deposits                                        10,708          12,204
   Investment securities                                                436,794         420,645
   Mortgage loans held for sale                                           5,026           2,715
   Loans                                                              2,443,931       2,395,306
      Less: Allowance for loan losses                                   (25,149)        (25,243)
                                                                     ----------      ----------
        Net Loans                                                     2,418,782       2,370,063
   Premises and equipment                                                38,473          38,170
   Federal Reserve and Federal Home Loan Bank stock                      23,165          22,750
   Interest receivable                                                   19,561          17,594
   Core deposit intangibles and goodwill                                139,597         140,186
   Cash surrender value of life insurance                                43,230          41,700
   Other assets                                                          21,792          19,268
                                                                    -----------     -----------
        Total assets                                                $ 3,238,438     $ 3,181,362
                                                                    ===========     ===========
Liabilities
   Deposits
     Noninterest-bearing                                            $   346,318     $   373,548
     Interest-bearing                                                 2,118,975       2,083,271
                                                                    -----------     -----------
        Total deposits                                                2,465,293       2,456,819
   Borrowings                                                           423,959         379,922
   Interest payable                                                       5,643           5,706
   Other liabilities                                                     25,153          25,253
                                                                    -----------     -----------
        Total liabilities                                             2,920,048       2,867,700
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding - 18,507,970 and 18,562,001                  2,313           2,320
   Additional paid-in capital                                           148,004         148,993
   Retained earnings                                                    171,419         160,004
   Accumulated other comprehensive income (loss)                         (3,346)          2,345
                                                                    -----------     -----------
        Total stockholders' equity                                      318,390         313,662
                                                                    -----------     -----------
        Total liabilities and stockholders' equity                  $ 3,238,438     $ 3,181,362
                                                                    ===========     ===========

FINANCIAL HIGHLIGHTS

                                                Three Months Ended           Nine Months Ended
(In thousands)                                     September 30,               September 30,
                                                2005          2004          2005          2004
NET CHARGE OFF'S                             $    1,736    $    1,647    $    3,808    $    4,722

AVERAGE BALANCES
  Total Assets                               $3,202,198    $3,132,228    $3,185,815    $3,083,919
  Total Loans                                 2,444,131     2,383,942     2,429,530     2,355,535
  Total Deposits                              2,419,204     2,382,347     2,420,268     2,338,694
  Total Stockholders' Equity                    316,615       309,744       314,856       308,035

FINANCIAL RATIOS
  Return on Average Assets                         1.03%          .98%          .95%          .95%
  Return on Avg. Stockholders' Equity             10.38          9.88          9.62          9.50
  Avg. Earning Assets to Avg. Assets              90.83         89.98         90.75         89.89
  Allowance for Loan Losses as %
  Of Total Loans                                   1.03          1.05          1.03          1.05
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                      .28           .28           .21           .27
  Dividend Payout Ratio                           52.27         56.10         56.56         58.47
  Avg. Stockholders' Equity to Avg. Assets         9.89          9.89          9.88          9.99
  Tax Equivalent Yield on Earning Assets           6.40          5.79          6.15          5.71
  Cost of Supporting Liabilities                   2.40          1.85          2.19          1.82
  Net Int. Margin (FTE) on Earning Assets          4.00          3.94          3.96          3.89


CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except share data)                         Three Months Ended       Nine Months Ended
                                                            September 30,            September 30,
                                                          2005        2004         2005        2004
Interest Income
   Loans receivable
     Taxable                                            $ 40,853    $ 35,342    $116,506    $103,590
     Tax exempt                                              160         143         483         443
   Investment securities
     Taxable                                               2,427       2,146       7,132       6,147
     Tax exempt                                            1,595       1,679       4,702       4,529
   Federal funds sold                                         51          18         190          73
   Deposits with financial institutions                      185         154         493         388
   Federal Reserve and Federal Home Loan Bank stock          296         319         889         954
                                                        --------    --------    --------    --------
       Total interest income                              45,567      39,801     130,395     116,124
                                                        --------    --------    --------    --------
Interest expense
   Deposits                                               12,172       8,487      32,707      24,556
   Securities sold under repurchase agreements               523          16         965         334
   Federal Home Loan Bank advances                         2,549       2,484       7,367       7,359
   Subordinated debentures, revolving
     credit and term loans                                 1,894       1,822       5,522       5,067
   Other borrowings                                          289         200         831         537
                                                        --------    --------    --------    --------
        Total interest expense                            17,427      13,009      47,392      37,853
                                                        --------    --------    --------    --------
Net interest income                                       28,140      26,792      83,003      78,271
   Provision for loan losses                               1,794       1,380       6,409       4,472
                                                        --------    --------    --------    --------

Net interest income
after provision for loan losses                           26,346      25,412      76,594      73,799
                                                        --------    --------    --------    --------
Other income
   Fiduciary activities                                    1,794       1,923       5,719       5,735
   Service charges on deposit accounts                     2,836       2,946       8,607       8,714
   Other customer fees                                     1,389         979       3,662       3,015
   Net realized gains on
     sales of available-for-sale securities                   16         332          22         732
   Commission income                                         870         687       3,131       2,417
   Earnings on cash surrender value of
     Life insurance                                          441         448       1,281       1,359
   Net gains and fees on sales of loans                      770         675       2,226       2,828
   Other income                                              664         421       1,940       1,083
                                                        --------    --------    --------    --------
        Total other income                                 8,780       8,411      26,588      25,883
                                                        --------    --------    --------    --------

Other expenses
   Salaries and employee benefits                         13,384      13,087      41,463      39,170
   Net occupancy expenses                                  1,570       1,391       4,368       3,980
   Equipment expenses                                      1,901       1,853       5,610       5,786
   Marketing expense                                         446         363       1,387       1,188
   Deposit insurance expense
   Outside data processing fees                              979       1,328       3,021       3,762
   Printing and office supplies                              328         397         969       1,183
   Core deposit amortization                                 770         827       2,335       2,571
   Other expenses                                          3,923       3,544      11,578      10,336
                                                        --------    --------    --------    --------
        Total other expenses                              23,301      22,790      70,731      67,976
                                                        --------    --------    --------    --------

Income before income tax                                  11,825      11,033      32,451      31,706
   Income tax expense                                      3,605       3,380       9,743       9,763
                                                        --------    --------    --------    --------
Net income                                              $  8,220    $  7,653    $ 22,708    $ 21,943
                                                        ========    ========    ========    ========

Per Share Data

   Basic Net Income                                          .45         .41        1.23        1.18
   Diluted Net Income                                        .44         .41        1.22        1.18
   Cash Dividends Paid                                       .23         .23         .69         .69
   Average Diluted Shares
     Outstanding (in thousands)                           18,590      18,658      18,606      18,645

CONSOLIDATED BALANCE SHEETS

(in thousands)                                    September 30,   June 30,    March 31,   December 31, September 30,
                                                       2005         2005         2005         2004          2004
Assets
   Cash and due from banks                         $    81,310  $    71,498  $    67,904  $    69,960   $    73,367
   Federal funds sold                                                             22,075                     22,700
                                                   -----------  -----------  -----------  -----------   -----------
   Cash and cash equivalents                            81,310       71,498       89,979       69,960        96,067
   Interest-bearing time deposits                       10,708        9,255       10,737        9,343        12,204
   Investment securities                               436,794      420,685      409,820      421,535       420,645
   Mortgage loans held for sale                          5,026        1,356        3,084        3,367         2,715
   Loans                                             2,443,931    2,440,906    2,414,099    2,428,051     2,395,306
     Less: Allowance for loan losses                   (25,149)     (25,091)     (24,488)     (22,548)      (25,243)
                                                   -----------  -----------  -----------  -----------   -----------
        Net loans                                    2,418,782    2,415,815    2,389,611    2,405,503     2,370,063
   Premises and equipment                               38,473       37,240       37,525       38,254        38,170
   Federal Reserve and Federal Home Loan Bank stock     23,165       23,054       22,883       22,858        22,750
   Interest receivable                                  19,561       16,950       16,606       17,318        17,594
   Core deposit intangibles and goodwill               139,597      139,799      140,578      141,284       140,186
   Cash surrender value of life insurance               43,230       42,827       42,426       42,061        41,700
   Other assets                                         21,792       22,819       24,337       20,185        19,268
                                                   -----------  -----------  -----------  -----------   -----------
        Total assets                               $ 3,238,438  $ 3,201,298  $ 3,187,586  $ 3,191,668   $ 3,181,362
                                                   ===========  ===========  ===========  ===========   ===========
Liabilities
   Deposits
     Noninterest-bearing                           $   346,318  $   363,654  $   333,614  $   330,685   $   373,548
     Interest-bearing                                2,118,975    2,040,624    2,118,605    2,077,465     2,083,271
                                                   -----------  -----------  -----------  -----------   -----------
        Total deposits                               2,465,293    2,404,278    2,452,219    2,408,150     2,456,819
   Borrowings                                          423,959      454,400      391,193      440,891       379,922
   Interest payable                                      5,643        5,068        6,562        4,411         5,706
   Other liabilities                                    25,153       24,194       27,014       23,613        25,253
                                                   -----------  -----------  -----------  -----------   -----------
        Total liabilities                            2,920,048    2,887,940    2,876,988    2,877,065     2,867,700
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding                             2,313        2,302        2,312        2,322         2,320
   Additional paid-in capital                          148,004      146,057      148,347      150,862       148,993
   Retained earnings                                   171,419      167,452      163,761      161,459       160,004
   Accumulated other comprehensive income (loss)        (3,346)      (2,453)      (3,822)         (40)        2,345
                                                   -----------  -----------  -----------  -----------   -----------
        Total stockholders' equity                     318,390      313,358      310,598      314,603       313,662
                                                   -----------  -----------  -----------  -----------   -----------
        Total liabilities and stockholders' equity $ 3,238,438  $ 3,201,298  $ 3,187,586  $ 3,191,668   $ 3,181,362
                                                   ===========  ===========  ===========  ===========   ===========

NON-PERFORMING ASSETS

(in thousands)                           September 30,    June 30,     March 31,    December 31, September 30,
                                             2005           2005         2005          2004         2004
   90 days past due                       $    3,560    $    3,696    $    1,948    $    1,907    $    6,664
   Non-accrual loans                          11,757        11,626        13,272        15,355        16,852
   Other real estate                           3,023         1,804         2,003         1,650         1,546
                                          ----------    ----------    ----------    ----------    ----------
        Total non-performing assets       $   18,340    $   17,126    $   17,223    $   18,912    $   25,062
                                          ==========    ==========    ==========    ==========    ==========

   Average total loans for the quarter    $2,444,131    $2,430,081    $2,414,050    $2,409,170    $2,383,942

   Total non-performing assets as a
     percent of average total loans              .75%          .70%          .71%          .79%         1.05%

   Restructured loans                     $      454    $      531    $      337    $    2,019    $    2,169

CONSOLIDATED STATEMENTS OF INCOME

                                                                             Three Months Ended
(in thousands, except share data)                      September 30,  June 30,    March 31,  December 31, September 30,
                                                           2005         2005        2005         2004         2004
Interest Income
   Loans receivable
     Taxable                                            $ 40,853    $ 38,831     $ 36,822     $ 36,363     $ 35,342
     Tax exempt                                              160         189          134          138          143
   Investment securities
     Taxable                                               2,427       2,376        2,329        2,224        2,146
     Tax exempt                                            1,595       1,554        1,553        1,569        1,679
   Federal funds sold                                         51         112           27           92           18
   Deposits with financial institutions                      185         166          142          167          154
   Federal Reserve and Federal Home Loan Bank stock          296         285          308          297          319
                                                        --------    --------     --------     --------     --------
       Total interest income                              45,567      43,513       41,315       40,850       39,801
                                                        --------    --------     --------     --------     --------
Interest expense
   Deposits                                               12,172      10,729        9,806        9,288        8,487
   Securities sold under repurchase agreements               523         193          249          183           16
   Federal Home Loan Bank advances                         2,549       2,443        2,375        2,418        2,484
   Subordinated debentures, revolving credit
     and term loans                                        1,894       1,839        1,789        1,717        1,822
   Other borrowings                                          289         388          154          126          200
                                                        --------    --------     --------     --------     --------
        Total interest expense                            17,427      15,592       14,373       13,732       13,009
                                                        --------    --------     --------     --------     --------
Net interest income                                       28,140      27,921       26,942       27,118       26,792
   Provision for loan losses                               1,794       1,948        2,667        1,233        1,380
                                                        --------    --------     --------     --------     --------
Net interest income
   after provision for loan losses                        26,346      25,973       24,275       25,885       25,412
                                                        --------    --------     --------     --------     --------
Other income
   Fiduciary activities                                    1,794       1,963        1,962        1,897        1,923
   Service charges on deposit accounts                     2,836       3,048        2,723        2,924        2,946
   Other customer fees                                     1,389       1,188        1,085        1,068          979
   Net realized gains on sales of
     available-for-sale securities                            16           6                       456          332
   Commission income                                         870         757        1,504          671          687
   Earnings on cash surrender value
     of life insurance                                       441         439          401          439          448
   Net gains and fees on sales of loans                      770         779          677          801          675
   Other income                                              664         582          694          415          421
                                                         --------    --------     --------    --------      --------
        Total other income                                 8,780       8,762        9,046        8,671        8,411
                                                         --------    --------     --------    --------      --------
Other expenses
   Salaries and employee benefits                         13,384      13,258       14,821       13,309       13,087
   Net occupancy expenses                                  1,570       1,422        1,376        1,328        1,391
   Equipment expenses                                      1,901       1,852        1,857        1,879        1,853
   Marketing expense                                         446         526          415          521          363
   Outside data processing fees                              979       1,033        1,009        1,158        1,328
   Printing and office supplies                              328         304          337          397          397
   Core deposit amortization                                 770         778          787          802          827
   Other expenses                                          3,923       4,026        3,629        4,272        3,544
                                                        --------    --------     --------     --------     --------
        Total other expenses                              23,301      23,199       24,231       23,666       22,790
                                                        --------    --------     --------     --------     --------

Income before income tax                                  11,825      11,536        9,090       10,890       11,033
   Income tax expense                                      3,605       3,615        2,523        3,422        3,380
                                                        --------    --------     --------     --------     --------
Net income                                              $  8,220    $  7,921     $  6,567     $  7,468     $  7,653
                                                        ========    ========     ========     ========     ========
Per Share Data

   Basic Net Income                                     $    .45    $    .43     $    .35     $    .41     $    .41
   Diluted Net Income                                        .44         .43          .35          .40          .41
   Cash Dividends Paid                                       .23         .23          .23          .23          .23
   Average Diluted Shares
     Outstanding (in thousands)                           18,590      18,536       18,697       18,721       18,658

FINANCIAL RATIOS
  Return on Average Assets                                  1.03%        .99%         .83%         .94%         .98%
  Return on Avg. Stockholders' Equity                      10.38       10.13         8.33         9.46         9.88
  Avg. Earning Assets to Avg. Assets                       90.83       90.81        90.61        91.38        89.98
  Allowance for Loan Losses as %
  Of Total Loans                                            1.03        1.03         1.01          .93         1.05
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                               .28         .22          .12          .65          .28
  Dividend Payout Ratio                                    52.27       53.49        65.71        57.50        56.10
  Avg. Stockholders' Equity to Avg. Assets                  9.89        9.80         9.97         9.92         9.89
  Tax Equivalent Yield on Earning Assets                    6.40        6.14         5.90         5.74         5.79
  Cost of Supporting Liabilities                            2.40        2.15         2.01         1.89         1.85
  Net Int. Margin (FTE) on Earning Assets                   4.00        3.99         3.89         3.85         3.94

LOANS

(in thousands)                                      September 30,    June 30,     March 31,   December 31,  September 30,
                                                        2005           2005         2005          2004          2004
Commercial and industrial loans                     $  476,010    $  463,002    $  447,552    $  451,227    $  435,874
Agricultural production financing and
   other loans to farmers                               94,262        93,274        83,800        98,902        99,464
Real estate loans:
   Construction                                        171,667       166,367       170,498       164,738       154,711
   Commercial and farmland                             719,154       723,099       726,345       709,163       592,199
   Residential                                         746,777       759,003       760,560       761,163       859,901
Individuals' loans for household and other
   personal expenditures                               186,792       182,362       187,552       198,532       203,763
Tax exempt loans                                        12,439        14,135        10,592         8,203        11,062
Lease financing receivables, net of unearned income      9,538        10,533        10,704        11,311         9,361
Other loans                                             27,292        29,131        16,496        24,812        28,971
                                                   -----------   -----------   -----------   -----------   -----------
                                                     2,443,931     2,440,906     2,414,099     2,428,051     2,395,306
Allowance for loan losses                              (25,149)      (25,091)      (24,488)      (22,548)      (25,243)
                                                   -----------   -----------   -----------   -----------   -----------
        Total loans                                 $2,418,782    $2,415,815    $2,389,611    $2,405,503    $2,370,063
                                                   ===========   ===========   ===========   ===========   ===========

DEPOSITS

(in thousands)                                      September 30,   June 30,     March 31,  December 31,  September 30,
                                                        2005          2005         2005         2004          2004
Demand deposits                                     $  697,597    $  720,263   $  686,695   $  703,989    $  714,429
Savings deposits                                       568,366       593,770      655,643      634,132       654,626
Certificates and other time deposits of
   $100,000 or more                                    320,640       234,988      285,878      258,362       289,839
Other certificates and time deposits                   878,690       855,257      824,003      811,667       797,925
                                                    -----------   -----------  -----------  -----------   -----------
                                                    $2,465,293    $2,404,278   $2,452,219   $2,408,150    $2,456,819
                                                    ===========   ===========  ===========  ===========   ===========